UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 23, 2015

                                  NIMTECH CORP.
             (Exact name of registrant as specified in its charter)

         Nevada                      333-199438
(State of incorporation)      (Commission File Number)        (IRS Employer No.)

                         Str. 100, Emirhan, 10/2. Bld. A
                                Sanliurfa, Turkey
              (Address of principal executive offices and Zip Code)

                                 + 902129327067
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1)  PREVIOUS INDEPENDENT AUDITORS:

a. On November 23, 2015, Cutler & Co., LLC ("Cutler") notified the Company that it was resigning as the Company's independent accountant as Cutler is merging its SEC auditing practice with Pritchett, Siler & Hardy, P.C. ("PS&H") of Farmington, Utah.

b. Cutler audited the financial statements for the year ended July 31, 2015 and for the period from February 4, 2014 (inception) to July 31, 2014. The financial statements contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

c. During the year ended July 31, 2015, the period from February 4, 2014 (inception) to July 31, 2014 and the interim period through November 23, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

d. The Company provided a copy of the foregoing disclosures to Cutler prior to the date of the filing of this Report and requested that Cutler furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2)  NEW INDEPENDENT ACCOUNTANTS:

a. On November 23, 2015 the Company engaged PS&H, as its new registered independent public accountant. During the year ended July 31, 2015, the period from February 4, 2014 (inception) to July 31, 2014 and prior to November 23, 2015 (the date of the new engagement), we did not consult with PS&H regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements by PS&H, in either case where written or oral advice provided by PS&H would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01 EXHIBITS

(b) Exhibits.

Number                               Exhibit
------                               -------

16.1 Letter from Cutler & Co., LLC, dated December 3, 2015, regarding Change in Certifying Accountant. (Filed herewith.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2015

                                          Nimtech Corp.


                                          By: /s/ Badria Alhussin
                                             -----------------------------------
                                             Badria Alhussin
                                             Chief Executive Officer

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